Supplement dated 3-25-2009 to the current Class A, B and C Shares Prospectus

Under the heading “Your account,” in the “Choosing a share class” subsection, the following paragraph is deleted:

The retirement plan types listed below that are not currently invested in Class A, Class B and Class C shares of John Hancock funds are not eligible to purchase Class A, Class B and Class C shares. Such plans may invest only in Class R, Class R1, Class R2, Class
R3, Class R4 and Class R5 shares. Such retirement plans (“Retirement Plans”) are:
pension, profit-sharing and other plans qualified under Section 401(a)or described in
Sections 403(b) or 457 of the Internal Revenue Code of1986, as amended (the “Code”), and non-qualified deferred compensation plans. Retirement Plans do not include IRA accounts, retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education
Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)accounts and other individual retirement accounts, and certain Retirement Plans participating in Merrill
Lynch, The Princeton Retirement Group, Inc. or PruSolutions programs.

Supplement dated 3-25-2009 to the Statement of Additional Information

Under the heading “DISCLOSURE OF PORTFOLIO HOLDINGS,” the second sentence in the second paragraph is amended and restated (except for the John Hancock U.S. Global Leaders Growth Fund) as follows:

     The Trust posts to its Web site at www.jhfunds.com complete portfolio holdings for the Funds fifteen (15) days after each calendar month end.